SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2004:

CRANE CO.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
1-1657		13-1952290
(Commission File Number)		(IRS Employer Identification No.)

100 First Stamford Place, Stamford, CT		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 363-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

Crane Co. announced on December 31, 2004 that it had sold the U.K.-based business and intellectual property of Victaulic, which it owned through its U.K. subsidiary Crane Limited, for £8 million ($15.4 million U.S.) in an all cash transaction, to Euro-Victaulic B.V.B.A., a subsidiary of Victaulic Company of America. Crane Limited acquired the Victaulic trademark and business in June 2003 when it purchased the Viking Johnson, Helden and Wask product lines and assets from Etex Group S.A. A copy of Crane Co.’s press release regarding this sale appears as Exhibit 99.1 to this current report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) None

(b) None

(c) Exhibits

99.1 Press Release of Crane Co. dated December 31, 2004 (Filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

Dated: January 3, 2005	By:	/s/ Eric C. Fast
Eric C. Fast
President, Chief Executive Officer and Acting Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Press Release dated December 31, 2004, issued by Crane Co.

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